      EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 302(A) OF
THE SARBANES-OXLEY ACT OF 2002

I, Hartmut Liebel, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Sanmina Corporation; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	December 6, 2019
/s/ HARTMUT LIEBEL
Hartmut Liebel
Chief Executive Officer (Principal Executive Officer)